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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
OTELCO INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed Exchange Act under Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total Fee Paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

April 25, 2005

Dear Stockholders:

        It is my pleasure to invite you to Otelco Inc.'s first Annual Meeting of Stockholders. We will hold this meeting on Thursday, May 26, 2005 at the Celebration Hotel, 700 Bloom Street, Celebration, Florida 34747. At this meeting, you will vote on the election of two Directors and ratify the appointment of BDO Seidman, LLP as our Independent Registered Public Accounting Firm.

        Enclosed you will find a notice of meeting and proxy statement that contains further information about the agenda items and the meeting, a copy of our 2004 Annual Report and a proxy card.

        Your vote is important to us and our business. I encourage you to sign and return the proxy card in order for your shares to be represented and voted at the meeting.

Sincerely,

/s/ Michael D. Weaver

Chairman of the Board

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To be held on May 26, 2005

To the holders of Otelco Inc. Class A and Class B shares:

        The Annual Meeting of the Stockholders of Otelco Inc. will be held on May 26, 2005 at 11:00 am Eastern at the Celebration Hotel, 700 Bloom Street, Celebration, Florida 34747. The purposes of the meeting are to:

  1.
  Elect two Directors to serve until the Annual Meeting of Stockholders in 2008;

  2.
  Ratify the appointment of BDO Seidman, LLP as our Independent Registered Public Accounting Firm; and

  3.
  Transact such other business as may properly come before the meeting and any postponements or adjournment thereof.

        Only stockholders of record of Otelco Inc. as of the close of business on April 4, 2005 are entitled to vote. You are cordially invited to attend the meeting in person. If your shares are held of record by a broker, bank or other nominee and you wish to vote in person at the meeting, you must obtain a proxy issued in your name from such broker, bank or other nominee. Whether or not you expect to attend, please complete, date, sign and return the enclosed proxy as promptly as possible in order to ensure your representation at the meeting.

IMPORTANT

        Whether or not you expect to attend the meeting in person, we urge you to sign, date, mark and return the enclosed proxy at your earliest convenience. This will ensure the presence of a quorum at the meeting. An addressed envelope for which no postage is required if mailed in the United States is enclosed for that purpose. Sending in your proxy will not prevent you from voting your shares at the meeting if you desire to do so, as your proxy is revocable at your option.

By Order of the Board of Directors

Curtis L. Garner, Jr.
CFO and Secretary

April 25, 2005

PROXY STATEMENT FOR 2004 ANNUAL MEETING OF STOCKHOLDERS

        We are providing these proxy materials in connection with the solicitation by the Board of Directors (the "Board") of Otelco Inc. of proxies to be voted at the Company's Annual Meeting of Stockholders, to be held on May 26, 2005, and at any meeting following postponement or adjournment of such annual meeting (the "Annual Meeting").

        Unless the context requires otherwise, references in this statement to "Otelco", the "Company", "we", "us", or "our" refer to Otelco Inc. and its consolidated subsidiaries.

        You are invited to attend the meeting which will begin at 11:00 am Eastern Time at the Celebration Hotel, 700 Bloom Street, Celebration, Florida 34747. If you plan to attend and your shares are held in "street name"—in an account with a bank, broker or other nominee—you must obtain a proxy issued in your name from such broker, bank or other nominee.

        You can vote your shares by completing and returning the proxy card or, if you hold shares in "street name", the voting form provided by the broker, bank or other nominee. A returned signed proxy card without an indication of how your shares should be voted will be voted FOR the election of Directors and FOR the ratification of the Independent Registered Public Accounting Firm as described on the Proxy.

        Our corporate by-laws define a quorum as a majority of the voting power of the issued and outstanding voting stock present in person or by proxy. They do not allow for cumulative voting. The two nominees who receive the most votes will be elected. A simple majority of votes present, whether in person or by proxy, is required to ratify the appointment of the Independent Registered Public Accounting Firm.

QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING

Why did I receive this proxy statement?

        The Board is soliciting your proxy to vote at the Annual Meeting because you were a stockholder of record at the close of business on April 4, 2005, and are entitled to vote at the meeting.

        The proxy statement and our 2004 Annual Report, along with a proxy card and voting instructions, are being mailed to stockholders on or about April 25, 2005. The proxy statement summarizes the information you need to know to vote at the Annual Meeting. You do not need to attend the Annual Meeting to vote your shares.

Who can vote at the Annual Meeting?

        Only stockholders of record at the close of business on April 4, 2005 will be entitled to vote at the Annual Meeting.

Stockholder of Record: Shares Registered in Your Name

        If on April 4, 2005 your shares were registered directly in your name with our transfer agent, Wells Fargo Bank, National Association, then you are a stockholder of record. As a stockholder of record, you may vote in person at the meeting or vote by proxy. Whether or not you plan to attend the meeting, we urge you to mark, sign and date your proxy card and return the proxy card in the postage-paid envelope provided to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Other Nominee

        If on April 4, 2005 your shares were held in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in "street name" and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy card from your broker, bank or other nominee.

What proposals will be voted on at the Annual Meeting?

  •
  The election of two directors: William Bak and Michael D. Weaver; and

  •
  The ratification of the appointment of BDO Seidman, LLP as Independent Registered Public Accounting Firm for 2005.

        The Board recommends a vote FOR each of the nominees to the Board and FOR the ratification of the appointment of BDO Seidman, LLP as Independent Registered Public Accounting Firm.

What different methods can I use to vote?

Stockholder of Record: Shares Registered in Your Name

        If you are a stockholder of record, you may vote in person at the Annual Meeting or vote by proxy using the enclosed proxy card. Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Annual Meeting and vote in person if you have already voted by proxy.

  •
  To vote in person, come to the Annual Meeting and we will give you a ballot when you arrive.

  •
  To vote using the proxy card, simply mark, sign and date your proxy card and return it promptly in the postage-paid envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.

Beneficial Owner: Shares Registered in the Name of Broker, Bank or Other Nominee

        If you are a beneficial owner of shares registered in the name of your broker, bank, or other nominee, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than from Otelco. Simply mark, sign and date your proxy card and return it in the postage-paid envelope provided to ensure that your vote is counted. To vote in person at the Annual Meeting, you must obtain a valid proxy card from your broker, bank, or other nominee.

        Follow the instructions from your broker, bank or other nominee included with these proxy materials, or contact your broker, bank or other nominee to request a proxy card.

How can I revoke my proxy?

        You can revoke your proxy prior to completion of voting at the meeting by giving written notice of your revocation to the Office of the Secretary of the Company at 505 Third Avenue East, Oneonta, AL 35121, Attention Curtis L. Garner, Secretary; delivering a later-dated proxy; or voting in person at the meeting.

What is the difference between Class A and Class B shares?

        Class A and Class B shares each receive one vote for each share held. It should be noted that, unlike Class A shares, Class B shares do not receive dividends through at least December 20, 2006, at which time they may be convertible into income deposit securities of the Company ("IDSs"), a component of which are Class A shares. As of April 4, 2005 there were 9,676,733 Class A shares and 544,671 Class B shares outstanding and entitled to vote.

Who will count the vote?

        An independent representative of Corporate Communications, Inc. will tabulate the proxies and be the independent inspector of elections to certify the results.

What is the quorum requirement?

        A quorum is required to hold a valid meeting. A quorum will be present if at least a majority of the shares entitled to vote are represented by stockholders present at the meeting or by proxy, or 5,100,702 shares (including both Class A shares and Class B shares).

How many votes are needed to approve each proposal?

        For election of two directors, the two directors with the most "FOR" votes among votes properly cast will be elected. Broker non-votes will have no effect.

        For the ratifications of the appointment of BDO Seidman, LLP as our Independent Registered Public Accounting Firm for 2005, the majority of the shares voted in person or by proxy must vote "FOR" the proposal. Abstentions and broker non-votes will have no effect.

When are stockholder proposals due for the 2006 annual meeting of stockholders?

        In order to be considered for inclusion in next year's proxy statement, stockholder proposals must be submitted in writing to the Company's Secretary, Curtis L. Garner, Jr., Chief Financial Officer and Secretary, Otelco Inc., 505 Third Avenue East, Oneonta, AL 35121 and received by no later than

December 26, 2005. Similarly, in order for a stockholder proposal to be raised from the floor during next year's annual meeting of stockholders, written notice must be received by the Company no later than February 25, 2006 and no earlier than January 26, 2005 and shall contain the information required by our by-laws. You may contact Curtis L. Garner at the above described address for a copy of the relevant provisions of our by-laws regarding the requirements for making stockholder proposals and nominating director candidates.

How much will this proxy solicitation cost?

        The Company bears all of the expenses incurred in connection with the solicitation of proxies, including costs incurred by brokers, fiduciaries and custodians in forwarding proxy materials to beneficial owners of Class A shares held in their name. We expect the total costs to be approximately $20,000.

Does the Company have a policy about directors' attendance at annual meetings of stockholders?

        The Company does not have a policy about directors' attendance at annual meetings of stockholders.

How can I find out the results of the voting at the Annual Meeting?

        Preliminary voting results will be announced at the Annual Meeting. Final voting results will be published in our quarterly report on Form 10-Q for the second quarter of 2005.

PROPOSAL 1

ELECTION OF DIRECTORS

        Our certificate of incorporation and by-laws provide that (i) our Board be divided into three (3) classes of directors: Class I directors serve a term expiring at the Annual Meeting, Class II directors serve a term expiring at the 2006 annual meeting of stockholders and Class III directors serve a term expiring at the 2007 annual meeting of stockholders, (ii) vacancies on the Board may be filled only by the Board and (iii) a director elected to fill a vacancy shall hold office until the next election for the class for which such director shall have been chosen and until such director's successor is elected and qualified.

        Our Board is presently composed of seven (7) members. Two directors are to be elected by stockholders at the Annual Meeting with respect to our Class I directorships. The Board has recommended as nominees for election William Bak and Michael D. Weaver (each currently serving as a Class I director) to serve as directors until the annual meeting of 2008. Mr. Bak was appointed as a Class I director to the Board on February 24, 2005 to fill the vacancy resulting from the resignation of Patricia L. Higgins, to serve until the Annual Meeting and to stand for election by stockholders at the Annual Meeting. If elected at the Annual Meeting, each of the nominees would serve until the 2008 annual meeting and until his successor is elected and qualified, or until such director's earlier death, resignation or removal.

        Directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote at the meeting. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the nominees named below. If any nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of a substitute nominee proposed by management. Each person nominated for election has agreed to serve if elected, and management has no reason to believe that any nominee will be unable to serve.

Information on the Nominees for Election for Three-Year Terms Expiring at the 2008 Annual Meeting of Stockholders

        Set forth below is biographical information for each person nominated for election to the Board at the Annual Meeting.

        William Bak was appointed a director on February 24, 2005 to fill the term of Patricia Higgins who resigned from the Board on February 2, 2005. Now retired, Mr. Bak worked for First Data Corporation from 1994 to 2002, serving as President of InfoSource and of Western Union Commercial Services. Prior to First Data, he spent 30 years with Dun & Bradstreet Corporation where his last position was as President of D&B Small Business Service.

        Michael D. Weaver has served as our President, Chief Executive Officer and a Director of the Company and its predecessor Rural LEC Acquisition LLC since January 1999. He became Chairman of the Board on December 21, 2004 upon the closing of our initial public offering. Prior to this time, he spent 10 years with Oneonta Telephone Co., Inc, the predecessor to Otelco Telephone, serving as Chief Financial Officer from 1990 to 1998 and General Manager from January 1998 to January 1999.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF WILLIAM BAK AND MICHAEL D. WEAVER.

Directors

        The following table sets forth the names and positions of our current directors (including those up for re-election to the Board), as well as their ages as of April 15, 2005:

Name	Age	Position
William Bak	64	Director (up for re-election to the Board)
Michael D. Weaver	52	President, Chief Executive Officer and Director (up for re-election to the Board)
Howard Haug	54	Director
John P. Kunz	71	Director
Stephen P. McCall	34	Director
Andrew Meyers	36	Director
William F. Reddersen	57	Director

Information on the Continuing Directors

        Set forth below is biographical information for each person whose term of office as director will continue after the Annual Meeting.

        Howard Haug was appointed a director on December 21, 2004 upon the closing of our initial public offering. Mr. Haug is currently the Senior Vice President of Administration and Chief Financial Officer for Enterprise Florida. Before joining Enterprise Florida, he spent 13 years with BellSouth, most recently within Corporate Strategy and Planning. Prior to his career with BellSouth, he worked with PricewaterhouseCoopers and Ernst & Young and is a certified public accountant. His term expires at the annual meeting in 2007. He serves as the audit committee financial expert.

        John P. Kunz was appointed a director on December 21, 2004 upon the closing of our initial public offering. Now retired, Mr. Kunz is the founder and President, since 1989, of J.P.K. Associates, an international consulting firm in the information industry. From 1978 to 1989, Mr. Kunz served in successive management positions with Dun & Bradstreet Corporation, culminating with his position as President of Dun & Bradstreet Marketing Services in 1982 and President of Dun & Bradstreet Business Information Services in 1984. From 1975 to 1978, Mr. Kunz served as Chairman of R.H. Donnelley Marketing Services, Europe. His term expires at the annual meeting in 2006.

        Stephen P. McCall has served as a director of the Company since January 1999. He is currently a partner at Seaport Capital, one of the selling stockholders in our initial public offering, where he has been employed since 1997. Previously, Mr. McCall worked at Patricof & Co. Ventures, a private equity investment firm, and Montgomery Securities in the Corporate Finance Department. Mr. McCall is a director of several private companies. His term expires at the annual meeting in 2007.

        Andrew Meyers has served as a director of the Company since October 2003. He is currently a principal at Seaport Capital, one of the selling stockholders in our initial public offering, where he has been employed since 2001. Prior to that, Mr. Meyers worked at Deutsche Bank Alex.Brown in their Leveraged Finance group beginning in July 1998. His term expires at the annual meeting in 2006.

        William F. Reddersen was appointed a director on December 21, 2004 upon the closing of our initial public offering. Now retired, Mr. Reddersen spent 31 years at BellSouth and AT&T Corp. From 1998 to 2000, Mr. Reddersen was Executive Vice President of Corporate Strategy at BellSouth, and from 1991 to 1998, he was responsible for BellSouth's broadband strategy and business market operations. Mr. Reddersen serves as a director of Harmonic Inc. and several private companies. His term expires at the annual meeting in 2007.

Independence of Directors

        The Board has determined that an outside director must not have any direct or indirect material relationship with the Company to be considered independent. Messrs. Bak, Haug, Kunz, and Reddersen have no involvement with any company or individual that is either a supplier, consultant or customer of the Company; do not own any Otelco IDSs or Class B shares; and do not serve in any additional paid advisory capacity with the Company and are independent directors under the Exchange Act and the American Stock Exchange's listing standards. Messrs. McCall and Meyers are not considered independent directors, but continue to contribute to the Board and the Company. There are no family relationships among any of our directors, director nominees or executive officers.

GOVERNANCE OF THE COMPANY

        The Board has three standing committees: audit committee; compensation committee; and nominating and corporate governance committee. All three committees are comprised of independent directors. The Board and its committees did not meet between our initial public offering on December 21, 2004 and the end of the year but have met during the first quarter of 2005. Our code of conduct, corporate governance policies, and the charters of each committee of the Board may be viewed at www.otelco.net.

Audit Committee—William Bak, William F. Reddersen, Howard Haug (chair).

        The principal duties and responsibilities of our audit committee (the members of which are independent directors as such term is used in Item 7(d) of Schedule 14A of the Exchange Act and as defined in Section 121(A) of the American Stock Exchange's listing standards) are to monitor our financial reporting process and internal control system; to appoint and replace our independent outside auditors from time to time, determine their compensation and other terms of engagement and oversee their work; and to oversee our compliance with legal, ethical and regulatory matters. The audit committee has the power to investigate any matter brought to its attention within the scope of its duties. It also has the authority to retain counsel and advisors to fulfill its responsibilities and duties. The audit committee has adopted a charter that is attached hereto as Appendix A.

        Audit Committee Financial Expert:    Howard Haug serves as the audit committee's financial expert.

        Proposal 2 of this proxy requests ratification of the appointment of BDO Seidman, LLP as our Independent Registered Public Accounting Firm by a vote FOR Proposal 2.

Compensation Committee—William Bak, William F. Reddersen, John P. Kunz (chair).

        The principal duties and responsibilities of our compensation committee (the members of which are independent directors under the American Stock Exchange's listing standards) are to provide oversight on the development and implementation of the compensation policies, strategies, plans and programs for our key employees and outside directors and to consider appropriate disclosure relating to these matters; to administer the operation of our long term incentive plan upon its implementation; to review and approve the compensation of our Chief Executive Officer and the other executive officers of the Company; and to provide oversight concerning selection of officers, management succession planning, performance of individual executives and related matters.

Nominating and Corporate Governance Committee—Howard Haug, John P. Kunz, William F. Reddersen (chair).

        The principal duties and responsibilities of the nominating and corporate governance committee (the members of which are independent directors under the American Stock Exchange's listing standards) are to establish criteria for Board and Committee membership and recommend to the Board proposed nominees for election to the Board and for membership on committees of the Board; to make recommendations regarding proposals submitted by our stockholders; and to make recommendations to our Board regarding corporate governance matters and practices. The nominating and corporate governance committee reviewed candidates to fill the position vacated by Patricia Higgins. They recommended, and the Board approved, William Bak for election to the Board. The committee recommends the election of William Bak and Michael D. Weaver to serve on the Board through the annual meeting of stockholders in 2008 by voting FOR the Election of Directors Proposal 1.

Process for Evaluating and Selecting Potential Director Candidates

        The nominating and corporate governance committee is responsible for, among other things, annually identifying and recommending to the Board nominees to be selected by the Board for presentation at each annual meeting of stockholders. The nominating and corporate governance committee is also responsible for periodically assessing, developing and communicating with the full Board concerning the appropriate criteria to be utilized in evaluating potential director nominees.

  Minimum Qualifications for Director Nominees

          The nominating and corporate governance committee has established the following minimum criteria for evaluating prospective director candidates:

    •
    Reputation for integrity, strong moral character and adherence to high ethical standards.

    •
    Demonstrated business acumen and experience and ability to exercise sound business judgments and common sense in matters that relate to the current and long-term objectives of the Company.

    •
    Ability to read and understand basic financial statements and other financial information pertaining to the Company.

    •
    Commitment to understanding the Company and its business, industry and strategic objectives.

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    Commitment and ability to regularly attend and participate in meetings of the Board and Board committees, the number of other company Boards on which the candidate serves and the ability to generally fulfill all responsibilities as a director of the Company.

    •
    Willingness to represent and act in the interests of all stockholders of the Company rather than the interests of a particular group.

    •
    Good health and ability to serve.

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    For prospective non-employee directors, independence under Securities and Exchange Commission and applicable stock exchange rules, and the absence of any conflict of interest (whether due to a business or personal relationship) or legal impediment to, or restriction on, the nominee serving as a director.

    •
    Willingness to accept the nomination to serve as a director of the Company.

  Other Factors for Potential Consideration

          The nominating and corporate governance committee will also consider the following factors in connection with its evaluation of each prospective nominee:

    •
    Whether the prospective nominee will foster a diversity of skills and experiences.

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    For potential audit committee members, whether the nominee possesses the requisite education, training and experience to qualify as "financially literate" or as an audit committee "financial expert" under applicable Securities and Exchange Commission and stock exchange rules.

    •
    For incumbent directors standing for re-election, the incumbent director's performance during his or her term, including the number of meetings attended, level of participation, and overall contribution to the Company.

    •
    Composition of Board and whether the prospective nominee will add to or complement the Board's existing strengths.

  Process for Identifying, Evaluating and Recommending Nominees

    •
    The nominating and corporate governance committee initiates the process by preparing a slate of potential candidates who, based on their biographical information and other information available to the committee, appear to meet the criteria specified above and/or who have specific qualities, skills or experience being sought (based on input from the full Board).

    •
    Outside Advisors. The nominating and corporate governance committee may engage a third-party search firm or other advisors to assist in identifying prospective nominees.

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    Stockholder Suggestions for Potential Nominees. The nominating and corporate governance committee will consider suggestions of nominees from stockholders. Stockholders may recommend individuals for consideration by submitting the materials set forth below to the Company addressed to the Chairman of the Nominating and Corporate Governance Committee at Otelco Inc., 505 Third Avenue East, Oneonta, AL 35121, Attention: Chairman of Nominating and Corporate Governance Committee. To be timely, the written materials must be submitted within the time permitted in the Company's bylaws for submission of a stockholder proposal for inclusion in the Company's proxy statement for the subject annual meeting.

    •
    The written materials must include: (1) all information relating to the individual recommended that is required to be disclosed pursuant to Regulation 14A under the Securities Exchange Act of 1934 (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (2) the name(s) and address(es) of the stockholders making the nomination and the amount of the Company's securities which are owned beneficially and of record by such stockholder(s); (3) a representation that the stockholder of record is a holder of record of stock of the Company entitled to vote on the date of submission of such written materials and intends to appear in person or by proxy at the meeting to propose such nomination; (4) a representation whether the stockholder or the beneficial owner, if any, intends or is part of a group which intends (x) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Company's outstanding capital stock required to approve or adopt the proposal or elect the nominee and/or (y) otherwise to solicit proxies from stockholders in support of such proposal or nomination; and (5) any other information that the Company may reasonably require to determine the eligibility of such proposed nominee to serve as a director of the Company.

    •
    The nominating and corporate governance committee will evaluate a prospective nominee suggested by any stockholder in the same manner and against the same criteria as any other prospective nominee identified by the nominating and corporate governance committee from any other source.

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    Nomination of Incumbent Directors. The re-nomination of existing directors should not be viewed as automatic, but should be based on continuing qualification under the criteria set forth above.

    •
    For incumbent directors standing for re-election, the nominating and corporate governance committee will assess the incumbent director's performance during his or her term, including the number of meetings attended, level of participation and overall contribution to the Company; the number of other company Boards on which the individual serves, the composition of the Board at that time and any changed circumstances affecting the individual director which may bear on his or her ability to continue to serve on the Board.

      •
      Management Directors. The number of officers or employees of the Company serving at any time on the Board should be limited such that, at all times, a majority of the directors is "independent" under applicable Securities and Exchange Commission and stock exchange rules.

    •
    After reviewing appropriate biographical information and qualifications, first-time candidates will be interviewed by at least one member of the nominating and corporate governance committee and by the Chief Executive Officer.

    •
    Upon completion of the above procedures, the nominating and corporate governance committee shall determine the list of potential candidates to be recommended to the full Board for nomination at the annual meeting.

    •
    The Board will select the slate of nominees only from candidates identified, screened and approved by the nominating and corporate governance committee.

REPORT OF THE AUDIT COMMITTEE

        The audit committee reviews the Company's financial reporting process on behalf of our Board. Management is responsible for our internal controls, the financial reporting process and the preparation of our consolidated financial statements. The independent auditors are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with auditing standards generally accepted in the United States of America and issuing a report on the financial statements.

        In this context, the audit committee has met and held discussions with management and BDO Seidman, LLP, the Company's independent auditors. Management represented to the audit committee that the Company's consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, and the audit committee has reviewed and discussed the consolidated financial statements with management and the independent auditors. The audit committee meets with management and the independent auditors together and individually, as required, at each meeting. The audit committee discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61 (Communication With Audit Committees), as modified or supplemented.

        In addition, the audit committee has discussed with the independent auditors, the accountants' independence from the Company and its management, and has received the written disclosures and letter required by the Independence Standards Board Standard No. 1 (Independence Discussion With Audit Committees).

        In reliance on the reviews and discussions referred to above, the audit committee recommended to the Board, and the Board approved, that the 2004 audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2004, for filing with the Securities and Exchange Commission.

        The audit committee also reviewed and approved three engagement proposals from BDO Seidman, LLP for audit and review, tax, and tax consulting services. As part of being a newly public company, the audit committee spent significant time with both management and the independent auditors exploring compliance requirements under Section 404 of Sarbanes-Oxley and the financial expertise available to and within the Company to meet these requirements.

                      THE AUDIT COMMITTEE
                      William Bak*
                      Howard Haug
                      William Reddersen

*William Bak has been serving on the audit committee since February 24, 2005.

REPORT OF THE COMPENSATION COMMITTEE

        Our executive compensation program is designed to provide incentives to our executive officers and, thereby, to promote achievement of our business goals and stockholder returns. Executive compensation consists of a combination of base salary, bonuses and employee benefits.

Compensation Philosophy

        The objectives of the executive compensation program are to align compensation with business objectives and individual performance, and to enable Otelco to attract, retain and motivate executive officers who are expected to contribute to our long-term success. Our executive compensation philosophy is based on the principles of competitive and fair compensation for sustained performance.

Competitive and Fair Compensation

        We are committed to providing an executive compensation program that helps attract and retain highly qualified executive officers. To ensure that compensation is competitive, the compensation committee compares our compensation practices with those of other companies in our industry and sets our compensation guidelines based on this review. The compensation committee believes compensation for our executive officers is within the range of compensation paid to executives with comparable qualifications, experience and responsibilities who are with companies that are in the same or similar business and of comparable size and success as Otelco. The compensation committee also strives to achieve equitable relationships both among the compensation of individual officers and between the compensation of officers and other employees throughout Otelco.

Sustained Performance

        Executive officers are rewarded based upon corporate performance and individual performance. Corporate performance is evaluated by reviewing the extent to which strategic, business goals are met, including such factors as the introduction of new technology and services for customers, growth through acquisitions, excellent customer satisfaction, efficient utilization of capital and meeting stated financial objectives. Individual performance is evaluated by reviewing attainment of specified individual objectives and the degree to which teamwork and Otelco's values are fostered.

Elements of Annual Compensation

        Annual compensation for our executive officers generally consists of three elements: base salary, bonuses and employee benefits.

        The salary for executive officers is generally set by reviewing compensation for competitive positions in the market and the historical compensation levels of the executive officers. Increases in annual salaries are based on actual corporate and individual performance against targeted performance, changes in scope of responsibilities, and various subjective performance criteria. Targeted performance criteria vary for each executive officer based on his or her area of responsibility. Subjective performance criteria include an executive officer's ability to recruit and retain qualified employees, manage his or her area of responsibility effectively and efficiently, and collaborate with other executive officers to enhance our growth and success.

        The compensation committee does not use a specific formula based on these targeted performance and subjective criteria, but instead makes an evaluation of each executive officer's contributions in light of all such criteria.

        The level of performance bonuses for the Company's Chief Executive Officer and Chief Financial Officer are governed by their employment agreements and the performance of the Company. The other members of the executive management may receive a performance bonus of up to 20% of their base salary based on a combination of corporate and individual performance characteristics as determined by the Company's Chief Executive Officer and confirmed by the compensation committee.

        The compensation committee was formed on December 21, 2004 and therefore did not review executive compensation for that year. The compensation committee is currently developing a Long-Term Incentive Plan for executive management, which it expects to have completed during the second quarter of 2005. It is anticipated that the plan will become effective for the 2005 fiscal year.

Compensation of Chief Executive Officer

        The compensation committee believes that Mr. Weaver's annual compensation has been set at a level competitive with other companies in the industry. In determining Mr. Weaver's 2005 compensation, the compensation committee considered Mr. Weaver's overall compensation package as compared with other chief executive officers in our industry, as well as the effectiveness of Mr. Weaver's leadership of Otelco and the resulting success of Otelco in the attainment of its goals.

Federal Tax Considerations

        Section 162(m) of the Internal Revenue Code limits Otelco to a deduction for federal income tax purposes of no more than $1 million of compensation paid to our named executive officers in a taxable year. Compensation above $1 million may be deducted if it is "performance-based compensation" within the meaning of Section 162(m). The statute containing this law and the applicable Treasury regulations offer a number of transitional exceptions to this deduction limit for compensation plans, arrangements and binding contracts adopted prior to Otelco's initial public offering.

        The compensation committee believes that, at the present time, it is quite unlikely that the compensation paid that may be subject to the deduction limit will exceed $1 million in a taxable year for any such executive. Therefore, the compensation committee has not established as a priority designing executive compensation packages specifically intended to avoid the Section 162(m) limitations. The compensation committee intends to continue to evaluate the effects of the statute and any applicable Treasury regulations and to grant compensation awards in the future in a manner consistent with Otelco's best interests.

COMPENSATION COMMITTEE
William Bak* John P. Kunz William Reddersen
*
William Bak has been serving on the compensation committee since February 24, 2005.

BENEFICIAL OWNERSHIP OF OTELCO INC. COMMON STOCK

        The following table sets forth information regarding the beneficial ownership of Class A shares (represented by IDSs) and Class B shares by:

  •
  each person who is known by us to own beneficially more than 5% of either class of our capital stock;

  •
  each member of our Board and director nominees;

  •
  each of our named executive officers; and

  •
  all members of our board of directors and our executive officers, as a group.

        The amounts and percentage of shares beneficially owned are reported as of April 15, 2005 (unless otherwise indicated) on the basis of regulations of the Securities and Exchange Commission governing the determination of beneficial ownership of securities. Under the rules of the Securities and Exchange Commission, a person is deemed to be a "beneficial owner" of a security if that person has or shares "voting power," which includes the power to vote or to direct the voting of such security, or "investment power," which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within 60 days. Under these rules, more than one person may be deemed a beneficial owner of the same securities and a person may be deemed a beneficial owner of securities as to which that person has no economic interest.

        Except as indicated in the footnotes to this table, each person has sole voting and investment power with respect to all shares attributable to such person.

	Class A Shares		Class B Shares
	Shares Beneficially Owned		Shares Beneficially Owned(7)
Name
	Number	%(8)	Number	%(8)
Seaport Capital (1)	—	—	121,013	22.2%
CEA Capital (2)	3,855	*	259,726	47.7%
BancBoston Ventures, Inc. (3)	219,085	2.3%	133,618	24.5%
Mid-Missouri Parent LLC (4)	—	—	52,871	9.7%
Neuberger Berman, Inc. (5)	873,800	9.0%	—	—
Michael D. Weaver	104,287	1.1%	891	*
Keith "Scotty" Hawk	4,938	*	—	—
Stephen P. McCall (6)	3,855	*	380,739	69.9%
Andrew Meyers (6)	3,855	*	380,739	69.9%
Howard Haug	—	—	—	—
William Bak	—	—	—	—
John P. Kunz	—	—	—	—
William F. Reddersen	—	—	—	—
Dennis Andrews	1,784	*	—	—
Jerry Boles	3,960	*	—	—
Curtis L. Garner, Jr.	—	—	—	—
All directors and executive officers as a group	120,608	1.2%	381,630	70.1%

(1)
Includes shares owned by each of Seaport Capital Partners II, L.P. and Seaport Investments, LLC, each of which is an affiliate of Seaport Capital. Each entity has an address c/o Seaport Capital, 199 Water Street, 20th Floor, New York, NY 10038. The general partner of Seaport Capital Partners II, L.P. is CEA Investment Partners II, LLC. CEA Investment Partners II, LLC is controlled by Seaport Associates, LLC. Seaport Associates, LLC is controlled by William K. Luby and James J. Collis. Seaport Investments, LLC is controlled by William K. Luby and James J. Collis.

(2)
Includes shares owned by each of CEA Capital Partners USA, L.P. and CEA Capital Partners USA CI, L.P., each of which is an affiliate of Seaport Capital. Each entity has an address c/o Seaport Capital, 199 Water Street, 20th Floor, New York, NY 10038. Also includes shares to be issued to Mid-Missouri Parent, LLC in connection with the acquisition of Mid-Missouri Holding. CEA Capital Partners USA, L.P. and CEA Capital Partners USA CI, L.P. collectively own 87.6% of the equity interests of Mid-Missouri Parent, LLC. The general partner of CEA Capital Partners USA, L.P. is CEA Investment Partners, L.P. The general partner of CAE Capital Partners USA CI, L.P. is CEA Equity Offshore, Ltd. The general partner of CEA Equity Offshore, Ltd. is CEA Investment Partners, L.P. The general partner of CEA Investment Partners, L.P. is CEA Capital Corp. CEA Capital Corp. is wholly owned by Atlantic American Holdings, Inc., which is wholly owned by the J. Patrick Michaels, Jr. Family Trust.

(3)
BancBoston Ventures Inc. has an address at 175 Federal Street, Mailstop MA DE 10210A, Boston, MA 02110.

(4)
A portion of these shares are included in shares of CEA Capital above. Mid-Missouri Parent LLC has an address c/o Seaport Capital, 199 Water Street, 20th Floor, New York, NY 10038.

(5)
Information provided in SC13G/A filing by Neuberger Berman, Inc. and its affiliate Neuberger Berman, LLC (filed with the Securities and Exchange Commission as of February 17, 2005). Neuberger Berman, Inc. and Neuberger Berman, LLC have an address at 605 Third Avenue, New York, NY 10158.

(6)
Each of Messrs. McCall and Meyers may be deemed the beneficial owner of the shares of common stock owned by affiliates of Seaport Capital and CEA Capital set forth in notes (1) and (2) above due to their status as a partner and principal, respectively, of Seaport Capital. Each such person disclaims beneficial ownership of any such shares.

(7)
Each holder of Class B shares after this offering has entered into the Investor Rights Agreement described herein.

(8)
For each person or group, the percentage of class ownership was determined by dividing the number of shares shown in the table by 9,676,733 and 544,671, the total number of outstanding Class A shares and Class B shares, respectively.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors, executive officers and holders of more than 10% of the Company's common stock to file with the Securities and Exchange Commission reports regarding their ownership and changes in ownership of our securities. The Company believes that, during the fiscal year 2004, its directors, executive officers and 10% stockholders complied with all Section 16(a) filing requirements. In making this statement, the Company has relied upon examination of the copies of Forms 3, 4, and 5, and amendments thereto, provided to the Company and the written representations of its directors, executive officers and 10% stockholders.

STOCKHOLDER COMMUNICATIONS WITH THE BOARD

        The Company has a process for stockholders to communicate with the directors. For more information, please see the investor relations section of our website at www.otelco.net. Other information contained on our website does not constitute a part of this proxy statement.

DIRECTOR AND EXECUTIVE COMPENSATION AND OTHER INFORMATION

Compensation of Directors

        The non-employee members of the Board did not receive any compensation during 2004 as there were no meetings between the December 21, 2004 closing of our initial public offering and the end of the year. For 2005, they will receive annual compensation of $30,000 paid in four quarterly installments as a retainer for their services and participation in quarterly Board and committee meetings. In addition, they will be paid $1,000 for any additional called Board or committee meetings and $500 for any Board or committee conference calls. The non-employee members of our Board are reimbursed for travel, lodging and other reasonable expenses as incurred.

Executive Compensation

        The following table sets forth all compensation awarded to, earned by or paid to our Chief Executive Officer and our four other most highly paid executive officers during 2004 and 2003. The Company does not currently have any stock option or other long-term compensation plan for its executive officers. We did not award any options during 2004 under our former stock option plan. At the time of our initial public offering, all options under the former stock option plan were vested and exchanged for IDSs and Class B shares in a cashless transaction. The financial impact of this vesting and exchange are shown in the LTIP Payouts column of the table. Matching amounts and end-of-year discretionary payments paid by the Company to the 401(k) Plan for each employee are included in All Other Compensation. The Board is currently developing a Long-Term Incentive Plan for executive management.

Summary Compensation Table

Long-Term Compensation
Annual Compensation
Name and Principal Position				Securities Underlying Options(1)	LTIP Payouts(2)	All Other Compensation(3)
	Year	Salary	Bonus
Michael D. Weaver Chairman of the Board and Chief Executive Officer	2004 2003	$211,978 188,646	$63,100 63,100	— 10,000	$2,444,391 —	$17,639 19,513
Keith "Scotty" Hawk Senior Vice President and General Manager, Brindlee	2004 2003	162,101 159,387	25,000 25,000	— 2,000	125,101 —	14,441 15,813
Jerry C. Boles Vice President and Controller	2004 2003	102,410 103,530	17,500 17,500	— 1,000	100,331 —	9,164 10,133
Curtis L. Garner, Jr. Chief Financial Officer(4)	2004 2003	126,568 —	41,250 —	— —	— —	— —
Dennis K. Andrews Vice President—Regulatory Affairs	2004 2003	99,437 95,076	16,000 16,000	— 750	45,204 —	8,700 8,689

(1)
Rural LEC Acquisition LLC converted from a Delaware limited liability company into a Delaware corporation and changed its name to Otelco Inc. as part of our initial public offering. Options were awarded to executive management in 2003 as part of an option plan created in 1999. No options were awarded in 2004 and the plan was terminated coincident with the initial public offering. The Company does not currently have any form of option plan.

(2)
In connection with our initial public offering all options vested and were exchanged on a cashless basis on December 21, 2004. The amounts in this column represent the value of employee options at exchange. IDSs and Class B shares were bought back from the employees by the Company only to the extent required to pay taxes on the payout. Management must retain these shares for at least one year. During that period, they will receive distributions associated with the IDSs they retain.

(3)
Reflects the value of the Company's matching contribution to our 401(k) plan and the additional discretionary contribution made by the Company at the end of 2003 and 2004.

(4)
Mr. Garner was not employed by the Company in 2003.

Aggregated Option/Sar Exercise Table

Name and Principal Position	Shares Received Upon Exercise(1)	Value Realized(2)
Michael D. Weaver Chairman of the Board and Chief Executive Officer	151,373 IDSs 9,442 Class B Shares	$2,444,391
Keith "Scotty" Hawk Senior Vice President and General Manager, Brindlee	7,747 IDSs 483 Class B Shares	125,101
Jerry C. Boles Vice President and Controller	6,212 IDSs 388 Class B Shares	100,331
Curtis L. Garner, Jr. Chief Financial Officer	—	—
Dennis K. Andrews Vice President—Regulatory Affairs	2,799 IDSs 175 Class B Shares	45,204

(1)
In connection with our initial public offering all options vested and were exchanged for IDSs and Class B shares on a cashless basis on December 21, 2004.

(2)
The amounts in this column represent the value of IDSs and Class B Shares listed in the "Shares Received Upon Exercise" column as of our initial public offering.

Management Employment And Severance Agreements

        Agreement with Michael D. Weaver.    We entered into an employment agreement with Michael D. Weaver (our Chief Executive Officer) on June 21, 2004 that became effective on December 21, 2004, will remain in effect through December 21, 2007 and provides for automatic one-year extensions of the employment term unless either party provides written notice of its intention not to extend the agreement within 60 days of the end of the then-current term. Pursuant to the employment agreement, Mr. Weaver will receive an annual base salary of $225,000, an annual incentive bonus and medical and other benefits. Mr. Weaver's bonus is targeted to be 33% of his base salary for the appropriate year.

If we terminate Mr. Weaver's employment without cause or due to death or disability, he will be entitled to receive severance benefits consisting of his annual base salary, and continued medical and other benefits for one year following the date of his termination plus the pro rata portion of the annual bonus he would have received had he been employed by us through the end of the full fiscal year in which the termination occurred. Mr. Weaver's employment agreement provides that he will be restricted from engaging in competitive activities for one year after the termination of his employment.

        Agreement with Curtis L. Garner.    We entered into an employment agreement with Curtis L. Garner (our Chief Financial Officer) on June 9, 2004 that will remain in effect until termination by us or Mr. Garner for any reason or by death or disability. Pursuant to the employment agreement, Mr. Garner receives an annual base salary of $137,500, an annual incentive bonus and medical and other benefits. Mr. Garner's annual bonus is targeted to be 30% of his base salary for the appropriate year.

If we terminate Mr. Garner's employment without cause, he will be entitled to receive severance benefits consisting of his annual base salary for six months following the date of his termination plus the pro rata portion of the annual bonus he would have received had he been employed by us through the end of the full fiscal year in which the termination occurred. Mr. Garner's employment agreement provides that he will be restricted from engaging in competitive activities for six months after the termination of his employment.

Compensation Committee Interlocks And Insider Participation

        None of the members of our compensation committee is an officer or employee of our company. None of our executive officers serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on our compensation committee.

OTHER RELATIONSHIPS AND TRANSACTIONS WITH EXECUTIVES

Investor Rights Agreement

        In connection with our initial public offering, we entered into an investor rights agreement with holders of our Class B shares, pursuant to which we provided each holder of such shares with the option to require us, subject to the conditions set forth below, to exchange such holder's Class B shares for IDSs beginning on December 21, 2006 or at such later time when certain conditions are met. Each Class B share will be exchanged for one IDS, subject to adjustment for stock splits, dividends, combinations or reclassifications. If all such Class B shares were exchanged for IDSs, the holders of our Class B shares would receive an aggregate of 544,671 IDSs that currently represent 544,671 shares of our Class A shares and $4.1 million aggregate principal amount of senior subordinated notes. If the IDSs have automatically separated or are otherwise not outstanding at the time of the exchange of Class B shares for IDSs, each Class B share will be exchanged for one Class A share, subject to adjustment for stock splits, dividends, combinations or reclassifications, and a senior subordinated note having a principal amount equal to each senior subordinated note which was represented by an IDS. However, if the senior subordinated notes are not outstanding at the time of such exchange, each Class B share will be exchanged for 1.9740 Class A share, subject to adjustment for stock splits, dividends, combinations or reclassifications.

        In addition, the investor rights agreement contains the following registration rights:

  •
  holders of our Class B shares will collectively have demand registration rights, exercisable at any time after December 30, 2006, relating to the IDSs they hold, the IDSs into which such Class B shares may be exchanged and the Class A shares and senior subordinated notes constituting the IDSs, subject to the requirement that the securities covered by each demand registration have an aggregate public offering price of at least $4.0 million; provided that such holders may exercise a demand right for less than an aggregate public offering price of $4.0 million if such proposed offering is for all the registrable securities held by such holders; and

  •
  holders of our Class B shares will have the right to include in our future public offerings of IDSs or common stock their IDSs, Class A shares or senior subordinated notes.

        If holders of our Class B shares exercise their demand registration rights, we will file a registration statement or prospectus and undertake an offering in the United States and Canada, as requested by our existing equity investors. The registration rights are transferable by the holders of our Class B shares under certain circumstances.

        We have agreed to pay all costs and expenses in connection with each such registration, except underwriting discounts and commissions applicable to the securities sold, and to indemnity our existing equity investors that include securities in such offering against certain liabilities, including liabilities under the Securities Act.

Management Agreements

        In 2004, affiliates of Seaport Capital provided business advisory services to each of Blountsville Telephone Company, Inc. and Hopper Telecommunications Company, Inc. (each an indirect wholly-owned subsidiary of the Company) and Mid-Missouri Telephone Company (which we acquired as an indirect wholly-owned subsidiary immediately prior to the closing of our initial public offering), pursuant to management agreements. Annual aggregate fees paid by these three companies in connection with the management agreements was $1.5 million. These management agreements and the related managements fees were terminated coincident with the closing of our initial public offering.

Acquisition of Mid-Missouri Holding

        Prior to the closing of this offering, we acquired Mid-Missouri Holding from an affiliate of Seaport Capital. As a result of the acquisition, Mid-Missouri Holding became a wholly-owned subsidiary of ours. All outstanding options to acquire shares of Mid-Missouri Holding stock vested and each holder of outstanding for a combination of IDSs and Class B shares. The number of IDSs and Class B shares received upon such exchange equaled the number of IDSs and Class B shares that the holder would have received in the merger had the holder exercised the option on a "cashless basis." No additional consideration was paid by holders of outstanding options for the senior subordinated notes that form part of the IDSs. The stockholders of Mid-Missouri Holding received a combination of IDSs and Class B shares. No additional consideration was paid by holders of Mid-Missouri Holding stock for the senior subordinated notes that form part of the IDSs.

        The respective boards of directors of each of Rural LEC Acquisition LLC, Mid-Missouri Parent, LLC and Mid-Missouri Holding agreed that Mid-Missouri Holding's equity owners would own approximately 9.6% of the combined entity consisting of Rural LEC Acquisition LLC and Mid-Missouri Holding immediately prior to our initial public offering. This percentage ownership approach was the basis for the consideration and conclusions by the respective boards of directors of Rural LEC Acquisition LEC, Mid-Missouri Holding and Mid-Missouri Parent, LLC. None of the boards assigned a dollar value of Mid-Missouri Holding.

PERFORMANCE GRAPH

        The following graph compares the cumulative total stockholder return (stock price appreciation plus reinvested dividends) for our Class A shares (represented by IDSs) with the cumulative total return (including reinvested dividends) of the Russell 2000 Index ("R2000") and the Standard & Poor's—Telecommunications Services Index ("S&P-TS"), assuming a $100 investment on December 16, 2004 (the date our IDSs began trading on the American Stock Exchange) through December 31, 2004:

Cumulative Stockholder Returns on $100 Invested:

	12/16/04	12/31/04
OTT	$100	$104.20
R2000	$100	$100.23
S&P-TS	$100	$101.45

        The period depicted in the graph and chart above represents an extremely short time fram. Performance during such period should not be assumed to be representative of typical or expected stockholder returns for our Class A shares (represented by IDSs).

PROPOSAL 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

OUR RELATIONSHIP WITH OUR INDEPENDENT AUDITORS

        The audit committee has selected BDO Seidman, LLP as our Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2005 subject to ratification of the appointment by the stockholders. BDO Seidman, LLP provided audit services for the three year period from 2001 through 2003 and the interim periods of 2004 included in the registration statement we filed with the Securities and Exchange Commission in connection with our initial public offering and audit services in 2004 as a public company. They are knowledgeable regarding the Company and its financial statements. A representative of BDO Seidman, LLP is expected to be present at the Annual Meeting, will have the opportunity to make a statement if he desires to do so and is expected to be available to respond to appropriate questions.

	2003	2004
Audit Fees	$90,500	$687,500
Audit-Related Fees	0	0
Tax Fees	0	48,000
All Other Fees	0	0

Total Fees	$90,500	$735,500

        Audit fees for 2003 and 2004 include work related to the registration statement associated with our initial public offering, as well as the audits of our financial statements for 2001 through 2003. Audit fees for 2003 include the three years ended December 31, 2003. These fees do not include the audit of Mid-Missouri Holding Corp. which we acquired at the time of our initial public offering.

        Tax fees include federal and state tax filing and consulting services during 2004. These fees do not include the tax work for Mid-Missouri Holding Corp. which we acquired at the time of our initial public offering.

        Because our initial public offering commenced on December 21, 2004, our audit committee was not required to, and did not pre-approve, all of the fees described above in 2004 and 2003. The audit committee has reviewed and subsequently approved BDO Seidman, LLP's fees for 2004.

        The audit committee has determined the rendering of non-audit services by BDO Seidman, LLP is compatible with maintaining their independence. The audit committee has contracted separately for these services.

Pre-Approval Policies and Procedures

        The audit committee's policy is to pre-approve all audit and permissible non-audit services rendered by BDO Seidman, LLP. The policy generally pre-approves specified services in the defined categories of audit services, audit-related services, and tax services up to specified amounts. Pre-approval may also be given as part of the audit committee's approval of the scope of the engagement of BDO Seidman, LLP or on an individual case-by-case basis before BDO Seidman, LLP is engaged to provide each service. The pre-approval of services may be delegated to one or more of the audit committee's members, but the decision must be reported to the full audit committee at its next scheduled meeting.

        The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting will be required to ratify the selection of BDO Seidman, LLP as our independent registered public accounting firm.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF BDO SEIDMAN, LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

Change in Independent Accountants

        On July 8, 2003, we engaged PricewaterhouseCoopers LLP ("PWC") as our independent accountants. On September 24, 2003, PWC resigned as our independent accountants without having completed an audit of our financial statements. PWC did not produce any report on our financial statements. During the period of its engagement, there were no disagreements with PWC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if they had occurred and not been resolved to the satisfaction of

PWC, would have caused it to make reference to the subject matter of such disagreements in any report on our financial statements. In addition for the same period there have been no reportable events (as defined in Regulation S-K Item 304 (a)(1)(V)). We requested that PWC furnish a letter addressed to the Securities and Exchange Commission stating whether or not PWC agreed with the above statements. A copy of such letter dated May 6, 2004 is filed as Exhibit 16.1 to our Registration Statement on Form S-1 (File No. 333-115341).

        On July 7, 2003, we approved the termination of Jackson Thornton as our independent accountants. Jackson Thornton's report on our financial statements as of and for the year ended December 31, 2002 did not contain an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principle. During our 2002 fiscal year and through the periods preceding Jackson Thornton's termination, there were no disagreements with Jackson Thornton on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if they had occurred and not been resolved to the satisfaction of Jackson Thornton, would have caused it to make reference to the subject matter of such disagreements in any report on our financial statements. We requested that Jackson Thornton furnish a letter addressed to the Securities and Exchange Commission stating whether or not Jackson Thornton agreed with the above statements. A copy of such letter dated May 6, 2004 is filed as Exhibit 16.2 to our Registration Statement on Form S-1 (File No. 333-115341).

Appendix A

CHARTER
OF THE
AUDIT COMMITTEE
OF THE
BOARD OF DIRECTORS
OF
OTELCO INC.

1.    Audit Committee Purpose.

        1.1    Purpose.    The purpose of the Committee is to assist the Board of Directors (the "Board") of Otelco Inc. (the "Company") in overseeing the accounting and financial reporting processes of the Company and audits of the financial statements of the Company and to prepare the annual Audit Committee Report required by applicable Securities and Exchange Commission ("SEC") disclosure rules. Among the matters the Committee will oversee are (a) the integrity of the Company's financial statements, (b) the Company's compliance with legal and regulatory requirements, (c) the independent auditor's qualifications and independence, (d) the performance of the Company's internal audit function and independent auditor and (e) the appointment of the Company's independent auditor and the approval of audit and non-audit services performed by such auditor.

        1.2    Limitations on Duties.    While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles ("GAAP") and applicable rules and regulations. These are the responsibilities of management and the independent auditor.

2.    Audit Committee Composition.

        2.1    Membership.    The Committee will consist of three or more members of the Company's Board. All members of the Committee must, in the business judgment of the Board, be directors who meet the knowledge requirements and the independence requirements of applicable law and the rules of the SEC and the American Stock Exchange in effect from time to time (subject to any exceptions allowed by such rules and any waivers granted by such authorities). Each member of the Committee must be able to read and understand fundamental financial statements. In addition, at least one member of the Committee must be financially sophisticated in that he or she has past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background that results in the individual's financial sophistication, such as being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. If practicable and appropriate taking into account the Company's business, finances and complexity, among other factors, at least one member of the Committee (who may be the member referred to in the preceding sentence) should qualify as an "audit committee financial expert" (as defined by the SEC). The Company will disclose in its annual report required by Section 13(a) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), whether or not it has at least one member who is an audit committee financial expert.

        2.2    Appointment.    The members of the Committee will be appointed by and serve at the discretion of the Board, upon the recommendation of the Company's Nominating and Governance Committee. Except as provided in this Charter, Committee members will be appointed annually for a term of one year or until their successors have been duly appointed and qualified (if later). Unless the Board appoints a Chairperson of the Committee, the members of the Committee shall designate a Chairperson by majority vote.

3.    Audit Committee Responsibilities and Duties.

        The Board delegates to the Committee the express responsibility and authority to the following:

        3.1    Independent Auditor

  (a)
  Selection; Fees.    Be solely and directly responsible for the appointment, compensation, retention, evaluation, and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company and, where appropriate, the termination and replacement of such firm. Such independent auditor shall report directly to the Committee and shall be ultimately accountable to the Committee and the Board, as representatives of the Company's shareholders. The Committee has the ultimate authority to approve all audit engagement fees and terms, with the costs of all engagements to be borne by the Company.

  (b)
  Rotation of Independent Auditor.    Consider whether there should be regular rotation of the independent auditor.

  (c)
  Audit Team.    Review the experience and qualifications of the senior members of the independent auditor's team.

  (d)
  Scope of Audit.    Review, evaluate and approve the annual engagement proposal of the independent auditor (including the proposed scope and approach of the annual audit).

  (e)
  Lead Audit Partner Review, Evaluation and Rotation.    Review and evaluate the lead partner of the independent auditor. Ensure that the lead audit partner having primary responsibility for the audit and the reviewing audit partner of the independent auditor are rotated at least every five years and that other audit partners (as defined by the SEC) are rotated at least every seven years, if such rotation is required by applicable law or rules of the SEC or the American Stock Exchange.

  (f)
  Pre-Approval of Audit and Non-Audit Services.    Pre-approve all audit services and all permissible non-audit services (other than with respect to de minimisexceptions permitted by applicable law or rules of the SEC or the American Stock Exchange) to be performed by the independent auditor. Such pre-approval may be given as part of the Committee's approval of the scope of the engagement of the independent auditor or on an engagement-by-engagement basis or pursuant to pre-established policies. In addition, the authority to pre-approve non-audit services may be delegated by the Committee to one or more of its members, but such member's or members' non-audit service approval decisions must be reported to the full Committee at the next regularly scheduled meeting. The Company shall disclose in its Annual Reports on Form 10-K and its Quarterly Reports on Form 10-Q any approval of non-audit services during the period covered by the applicable report.

  (g)
  Statement from Independent Auditor.    At least annually, obtain and review a report from the independent auditor describing:

  (i)
  the independent auditor's internal quality-control procedures;

  (ii)
  any material issues raised by the most recent internal quality-control review, or peer review, of the independent auditor, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the independent auditor, and any steps taken to deal with any such issues; and

  (iii)
  all relationships between the independent auditor and the Company (to assess the independent auditor's independence).

  (h)
  Auditor Independence.

  (i)
  Obtain Written Statement.    At least annually, obtain and review a written statement from the independent auditor delineating all relationships between the independent auditor and the Company consistent with Independence Standards Board Standard 1.

  (ii)
  Engage in Active Dialogue.    Actively engage in a dialogue with the independent auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditor and take, or recommend that the Board take, appropriate action to oversee the independence of the independent auditor.

  (i)
  Hiring Policies.    Set clear hiring policies for employees and former employees of the independent auditor.

  (j)
  Review Problems.    Review with the independent auditor any audit problems or difficulties the independent auditor may have encountered in the course of its audit work, and management's responses, including: (i) any restrictions on the scope of activities or access to requested information; and (ii) any significant disagreements with management.

  (k)
  Related Party Transactions.    Review and approve all related-party transactions.

  (l)
  Material Communications with National Office.    Discuss with the independent auditor any communications between the audit team and the independent auditor's national office regarding auditing or accounting issues that the engagement presented.

  (m)
  Accounting Adjustments.    Discuss with the independent auditor any accounting adjustments that were noted or proposed by the independent auditor but were passed on.

  (n)
  Internal Audit Function.    Discuss with the independent auditor the responsibilities, budget and staffing of the Company's internal audit function.

  (o)
  Management or Internal Control Letters.    Discuss with the independent auditor any "management" or "internal control" letter issued, or proposed to be issued, by the independent auditor to the Company.

        3.2    Financial Reporting

  (a)
  Annual Financials.    Review and discuss with management and the independent auditor the Company's annual audited financial statements (including the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations"), any unusual or non-recurring items, the nature and substance of significant reserves, the adequacy of internal controls and other matters that the Committee deems material, prior to the public release of such information.

    Obtain from the independent auditor assurance that the audit was conducted in a manner consistent with Section 10A of the 1934 Act.

    Recommend to the Board whether the annual audited financial statements should be included in the Company's Annual Report on Form 10-K.

  (b)
  Quarterly Financials.    Review and discuss with management and the independent auditor the Company's quarterly financial statements (including the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations"), the results of the independent auditor's reviews of the quarterly financial statements, and other matters that the Committee deems material, prior to the public release of such information.

  (c)
  Accounting Principles.    Review with management and the independent auditor major issues regarding accounting principles and financial statement presentations, including any material changes in the selection or application of the principles followed in prior years and any items required to be communicated by the independent auditor in accordance with AICPA Statement of Auditing Standards ("SAS") 61, as amended from time to time. By way of example, as of the date this Charter was adopted, the items required to be communicated under SAS 61 include:

    (i)
    The auditor's responsibility under Generally Accepted Auditing Standards ("GAAS");

    (ii)
    Significant accounting policies;

    (iii)
    Management judgments and accounting estimates;

    (iv)
    Significant audit adjustments;

    (v)
    Other information in documents containing audited financial statements;

    (vi)
    Disagreements with management, including accounting principles, scope of audit and disclosures;

    (vii)
    Consultations with other accountants by management;

    (viii)
    Major issues discussed with management prior to retention;

    (ix)
    Difficulties encountered in performing the audit; and

    (x)
    Auditor's judgments about the quality of the entity's accounting principles.

  (d)
  Judgments.    Review reports prepared by management or by the independent auditor relating to significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including an analysis of the effect of alternative GAAP methods on the Company's financial statements and a description of any transaction as to which management obtained an SAS 50 letter.

  (e)
  Press Releases.    Discuss earnings press releases with management (including the type and presentation of information to be included in earnings press releases), as well as financial information and earnings guidance provided to analysts and rating agencies.

  (f)
  Regulatory and Accounting Developments.    Review with management and the independent auditor the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the Company's financial statements.

        3.3    Internal Audit And Risk Management.

  (a)
  Internal Audit.    Review the budget, qualifications, activities, effectiveness and organizational structure of the internal audit function, the performance, appointment and replacement of the lead internal auditor, and summaries of material internal audit reports and management's responses.

  (b)
  Risk Assessment and Risk Management.    Discuss policies with respect to risk assessment and risk management periodically with management, the internal auditors, and the independent auditor, and the Company's plans or processes to monitor, control and minimize such risks and exposures.

        3.4    Financial Reporting Processes; CEO and CFO Certifications.

  (a)
  Internal Controls Discussion.    Review major issues as to the adequacy of the Company's internal controls and any special audit steps adopted in light of material control deficiencies.

  (b)
  Reporting Systems.    Establish regular and separate systems of reporting to the Committee by each of (i) management, (ii) the independent auditor and (iii) the internal auditors regarding any significant judgments made in management's preparation of the financial statements and the view of each as to appropriateness of such judgments.

  (c)
  Reports from Independent Auditor.    Obtain and review timely reports from the independent auditor regarding:

  (i)
  all critical accounting policies and practices to be used by the Company;

  (ii)
  all alternative treatments of financial information within GAAP that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and

  (iii)
  all other material written communications between the independent auditor and management, including any management letter or schedule of unadjusted differences.

          Such reports may be oral or in writing, but must be provided to the Committee before any auditor's report is filed with the SEC.

  (d)
  CEO and CFO Certifications.    Discuss with the Chief Executive Officer and the Chief Financial Officer (i) the processes involved in and any material changes or disclosures that are advisable or required as a result of the Form 10-K and 10-Q certification process and (ii) any deficiencies in the design or operation of internal controls or any fraud involving management or other employees with a significant role in the Company's internal controls.

        3.5    Legal and Regulatory Compliance.

  (a)
  SEC Report.    Prepare the annual Audit Committee Report to be included in the Company's proxy statement as required by the proxy rules under the 1934 Act.

  (b)
  Reports from Others.    Obtain such reports from management, auditors, the general counsel or outside legal counsel, tax advisors or any regulatory agency as the Committee deems necessary regarding regulatory compliance, transactions with affiliates, and other legal matters that may have a material effect on the Company's financial statements and the consideration of those matters in preparing the financial statements.

  (c)
  Code of Ethics; Waivers.    Approve and monitor the Company's compliance with a code of conduct or ethics required by applicable law or exchange listing standards and covering the conduct and ethical behavior of directors, officers and employees, and approve in advance any amendments to it or waivers of it for directors, executive officers and senior financial officers.

  (d)
  Complaints.    Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by Company employees of concerns regarding questionable accounting or auditing matters.

        3.6    Annual Evaluation of Committees and Charter.

  (a)
  Evaluation of Committee.    Annually evaluate the performance of the Committee.

  (b)
  Review and Publication of Charter.    Review and reassess the adequacy of this Charter at least annually and recommend any proposed changes to the Board, as appropriate, and publish this Charter as required by applicable law.

4.    Reports to Board; Meetings, Minutes.

  4.1
  Report; Recommendations.    Regularly report to the Board on the Committee's activities and its conclusions with respect to the independent auditor, and make appropriate recommendations to the Board.

  4.2
  Executive Sessions.    The Committee shall meet periodically (with such frequency as it deems appropriate) with each of the independent auditor, internal auditors (or other personnel responsible for the Company's internal audit function) and management in separate executive sessions to discuss any matters that the Committee or these groups believe should be discussed privately.

  4.3
  Quarterly and Other Meetings.    The Committee shall meet at least quarterly and will hold other meetings with such frequency, and at such times, as its Chairperson, or a majority of the Committee, deems appropriate. Special meetings of the Committee may be called by the Chairperson and will be called promptly upon the request of any two Committee members. The agenda of each meeting will be prepared by the Chairperson, in consultation with other Committee members, and circulated, if practicable, to each member prior to the meeting date. Unless the Committee or the Board adopts other procedures, the provisions of the Company's Bylaws applicable to meetings of Board committees (or if no such provisions exist, applicable to meetings of the Board) will govern meetings of the Committee.

  4.4
  Minutes.    Minutes of each meeting will be kept.

5.
Subcommittees.    The Committee has the power to appoint and delegate matters to subcommittees, but no subcommittee will have any final decision-making authority on behalf of the Board or the Committee (except as permitted with respect to pre-approval of non-audit services pursuant to Section 3.1 above).

6.    Advisors and Counsel; Reliance; Investigations; Cooperation.

  6.1
  Retention of Advisors and Counsel.    The Committee has the power, in its discretion, to obtain advice and assistance from, and to retain at the Company's expense, such independent or outside legal counsel, accounting or other advisors and experts as it determines necessary or appropriate to carry out its duties, and in connection therewith to receive appropriate funding, determined by it, from the Company.

  6.2
  Determine Administrative Expenses.    The Committee has the power to determine the level and cost of ordinary administrative expenses necessary or appropriate in carrying out its duties, with such costs to be borne by the Company.

  6.3
  Reliance Permitted.    The Committee will act in reliance on management, the Company's independent auditor, internal auditors, and advisors and experts, as it deems necessary or appropriate.

  6.4
  Investigations.    The Committee has the power, in its discretion, to conduct any investigation it deems necessary or appropriate to enable it to carry out its duties.

  6.5
  Required Participation of Employees.    The Committee shall have unrestricted access to the Company's employees, independent auditor and internal auditors, internal and outside counsel, and may require any employee of the Company or representative of the Company's outside counsel or independent auditor to attend meetings of the Committee or to meet with any members of the Committee or representative of the Committee's counsel, advisors or experts.

7.
Rules and Procedures.    Except as expressly set forth in this Charter or the Company's Bylaws or Corporate Governance Guidelines, or as otherwise provided by law or the rules of the American Stock Exchange, the Committee shall establish its own rules and procedures.

[E N D]

OTELCO INC.
505 3rd Avenue Fast
Oneonta, AL 35121

ANNUAL MEETING OF STOCKHOLDERS—MAY 26, 2005
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned Stockholder of Otelco Inc. (the "Company") hereby appoints Michael D. Weaver and Curtis L. Garner, Jr. and each of them, as true and lawful proxies with full power of substitution for the undersigned and in the undersigned's name, place and stead, to represent and vote, as designated below, all of the stock of the Company held of record by the undersigned on April 4, 2005, at the Annual Meeting of Stockholders to be held at the Celebration Hotel, 700 Bloom Street, Celebration, Florida 34747, at 11:00 a.m. on May 26, 2005 or any adjournment or postponement thereof, upon all matters that may properly come before the meeting, including all matters described in the Company's Notice of Annual Meeting of Stockholders and Proxy Statement dated April 25, 2005, subject to any directions noted on the reverse side of this card. If any nominee for director should be unavailable for election as a result of an unexpected occurrence, the foregoing proxyholders will vote for election of a substitute nominee proposed by management.

        This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, the proxy will be voted FOR Proposals 1 and 2. Should any other matter requiring a vote of the stockholders arise, the proxies named above are authorized to vote in accordance with their best judgment in the interest of the Company. The tabulator cannot vote your shares unless you sign and return this card.

YOUR VOTE IS IMPORTANT!

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY
USING THE ENCLOSED ENVELOPE.

(IMPORTANT: Please sign and date on reverse)

OTELCO INC.

PLEASE MARK THE APPROPRIATE BOX USING DARK INK ONLY.

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES.

1.	Election of Directors:

	William Bak:	For ☐	Withheld ☐
	Michael D. Weaver:	For ☐	Withheld ☐
THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE INDEPENDENT ACCOUNTANTS.
2.
Ratification of the Appointment of BDO Seidman, LLP as our Independent Registered Public Accounting Firm for the Company: For ☐        Against ☐        Abstain ☐

3.
In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting of Stockholders.

Dated: , 2005

Signature(s) in Box

Please sign exactly as your name appears on your stock certificate. Joint owners should each sign personally. A corporation should sign the full corporate name by duly authorized officer and affix corporate seal. A partnership should sign the full partnership name by a duly authorized person. When signing as an attorney, executor, administrator or guardian, please give full title as such.

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TABLE OF CONTENTS
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS To be held on May 26, 2005
IMPORTANT
PROXY STATEMENT FOR 2004 ANNUAL MEETING OF STOCKHOLDERS
QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING
PROPOSAL 1 ELECTION OF DIRECTORS
GOVERNANCE OF THE COMPANY
REPORT OF THE AUDIT COMMITTEE
REPORT OF THE COMPENSATION COMMITTEE
BENEFICIAL OWNERSHIP OF OTELCO INC. COMMON STOCK
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
STOCKHOLDER COMMUNICATIONS WITH THE BOARD
DIRECTOR AND EXECUTIVE COMPENSATION AND OTHER INFORMATION
Aggregated Option/Sar Exercise Table
OTHER RELATIONSHIPS AND TRANSACTIONS WITH EXECUTIVES
PERFORMANCE GRAPH
Cumulative Stockholder Returns on $100 Invested
PROPOSAL 2 RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
OUR RELATIONSHIP WITH OUR INDEPENDENT AUDITORS
  Appendix A
CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS OF OTELCO INC.